Exhibit 10.1
[***] indicates certain identified information has been excluded because it is both (a) not material and (b) would be competitively harmful if publicly disclosed.
CHANGE ORDER

CCL TANKS “A” AND “C” ENGINEERING, PROCUREMENT AND CONSTRUCTION

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc.	CHANGE ORDER NUMBER: CO-00086 DATE OF AGREEMENT: 01-Mar-2022 DATE OF CHANGE ORDER: 15-Mar-2024

The Agreement between the Parties listed above is changed as follows:

1.    In accordance with Section 6.1 of the Agreement (“Owner’s Right to Change Order”), Schedule A-1 (“Scope of Work”) of the Agreement is hereby revised to include the engineering, procurement and construction for the Tank(s) “A” and “C” tie in scope in accordance with the piping and instrumentation diagrams (“P&IDs”) provided as Attachment 1 of this Change Order. For clarity this Change Order includes four (4) skin thermocouples that are wired to the local junction box at locations agreed during the 30% model review (but are not currently shown on the P&IDs). A forecast and indicative Level 2 Schedule is provided as Attachment 2 of this Change Order.

2.    This Change Order, for context, supplements the approvals provided by following earlier-executed Change Order(s). Therefore the detailed cost breakdown for this Change Order (provided as Exhibit A of this Change Order) reconciles against all earlier-approved scope:

1)    Change Order CO-00054: Tie-In Study, preparation of an EPC Contract Price and Level 2 schedule, and, certain long lead items (Package #1);
2)     Change Order CO-00080: Long lead items (Package #2);
3)    Change Order CO-00081: Bridging Engineering (through 29-Mar-2024);
4)    Change Order CO-00084: Long lead items (Package #3)

3.    Parties agree that the definition of Stage 3 Facility includes all Work to perform CCL Liquefaction Facility Tie-in Work. Labor costs to perform CCL Liquefaction Facility Tie-in Work are separately itemized in Exhibit 1 of this Change Order. Capitalized terms used in Clause 3 of this Change Order have meaning ascribed to them in the Stage 3 EPC Agreement.

4.    Schedule C-3 Aggregate Equipment Price Payment Milestones of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit 1 of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was ……………………..….....................................................................	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00085)...............................	$315,077,603
3. The Contract Price prior to this Change Order was ........................…..................................................	$5,799,077,603
4. The Aggregate Equipment Price will be (increased) by this Change Order in the amount of ...........	[***]
5. The Aggregate Labor and Skills Price will be (increased) by this Change Order in the amount of....	[***]
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of ………………………………………………………………………………....................	$0
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..………………………………………………………………………….....................	$0
8. The new Contract Price including this Change Order will be …………………………………….....	$5,828,283,837

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes; see Exhibit 1 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Basis of Design: Yes
Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ SS Contractor /s/ MV Owner

[B] ~~This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: _______ Contractor _________ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By: /s/ Mike VanderMate

Name: Mike VanderMate

Title: SVP E&C

BECHTEL ENERGY INC.

By: /s/ Steve Smith

Name: Steve Smith

Title: Senior Project Manager and Senior Vice President

CHANGE ORDER

HAZOP PACKAGE #6 (“PHASE FOUR ITEMS”)

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc.	CHANGE ORDER NUMBER: CO-00087 DATE OF AGREEMENT: 01-Mar-2022 DATE OF CHANGE ORDER: 22-Jan-2024

The Agreement between the Parties listed above is changed as follows:

1.In accordance with Section 6.1 of the Agreement (“Owner’s Right to Change Order”) and as requested by Owner’s teams, Contractor’s scope is revised to implement the following HAZOP resolution(s):

Item	HAZOP Reference	HAZOP Scenario see note 1	HAZOP Resolution
1	26290-100-U4R-DK-30099	In Unit 19, in the event of an operator error, there is potential for pressure in blowdown header to be higher than pressure in the low-pressure blowdown system.	Contractor will change four (4) Pressure Indicators (per Train) to four (4) Pressure Transmitters with high alarm (per Train) to alert an operator that the pressure in the Dry Blowdown Header network is too high to allow low pressure systems to be blown-down (typical for seven Trains).
2	Parking Lot items 90 and 91	During a global power failure, fuel gas is unavailable and therefore there is potential for air ingress in flare system.	Additional interlock added on start-up fuel gas line to ensure fuel gas is available in case of a global power failure. Nitrogen shall be supplied to 31PV-22006, 31XV-11039 and 31XV-11042 via pressure regulator such that upon low instrument air (IA) pressure, back up nitrogen is available for valve actuation (only for three Trains).
3	26290-100-U4R-DK-30048	Potential high pressure in 30V-3601 Potable Water Vessel and safety shower users due to failure in level transmitter or failure in instrument air 30PCV-36003.	Add pressure regulators to six (6”) inch outlet line -30PW-360100 of 30V-3601 Potable Water Vessel to make sure potable water pressure is less than 60 psig.
4	26290-100-U4R-DK-10093	Potential for 31C-1301 Regen Gas Compressor depressurization and a relief scenario takes place in the Wet Flare header.	Addition of Car Seal Open (CSO) manual valve (Orbit) on the two (2”) inch 31FL-13161 which is expected to be closed for significant Regen Gas Compressor 31C-1301 shutdown (typical for seven trains).
5	26290-100-U4R-DK-10084	31VA-110028 in bypass around inlet feed gas isolation valves opened too quickly during startup scenario resulting in High Rho V2 Values in Acoustic/Flow Induced Vibration (AIV/FIV) calculations.	Change ball valve to Car Seal Closed (CSC) (no price impact) and increase size of bypass line from two (2”) to four (4”) downstream of globe valve 30VA-110902 to mitigate High Rho V2 (typical for seven trains).

6	26290-100-U4R-DK-23022	At Truck Loading Stations 1 & 2, there is no depressurization line between block valves.	Add hard pipe connection (line two (2”) inch 30FD-20086) between block valves to allow depressurization of hoses to closed flare system. (Typical for both truck stations).
7	26290-100-U4R-DK-10102	Potential for 31PV-13049 to malfunction closed during defrost operation & 31TV-13048 to malfunction wide open during defrost operation, leading to increase in temperature that exceeds design temperature of equipment in defrost circuit.	To close the LOPA gap, add an additional 31XV-13039 and two 31TT-13047B/C added with interlock 31I-13-10 which will close during high-high defrost temperature. This will provide 2.5 years test interval (typical for seven trains).
8	26290-100-U4R-DK-22100	30XV-24300 is opened before pipe pressure is equalized on both side of the XV, creating 2-phase flow downstream.	Addition of Pressure Transmitter across valve 24300 are added with new interlock 30I-24-08 to provide permissive to open the valve on low differential pressure across the valve.
Note 1 The table only describes each HAZOP scenario at a summary level.

2.    The detailed cost breakdown for each item is detailed in Exhibit A of this Change Order, together with a summary table.

3.    Schedule C-1 Aggregate Labor and Skills Price Monthly Payment Schedule and C-3 Aggregate Equipment Price Payment Milestones of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit 1 of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was …………………………………………………………...............	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00086)….……………..	$344,283,837
3. The Contract Price prior to this Change Order was ………………………………………………..	$5,828,283,837
4. The Aggregate Equipment Price will be (increased) by this Change Order in the amount of .........	[***]
5. The Aggregate Labor and Skills Price will be (increased) by this Change Order in the amount of...	[***]
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of .....................................................................................................................................	$0
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ................................................................................................................................	$0
8. The new Contract Price including this Change Order will be ……………………………………..	$5,831,633,966

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes; see Exhibit 1 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Basis of Design: N/A

Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ SS Contractor /s/ MV Owner

[B] ~~This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: _______ Contractor _________ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By: /s/ Mike VanderMate

Name: Mike VanderMate

Title: SVP, Engineering & Construction

BECHTEL ENERGY INC.

By: /s/ Steve Smith

Name: Steve Smith

Title: Sr. Project Manager and Senior Vice President

CHANGE ORDER

FERC & PHMSA (DOT) SUPPORT HOURS (THROUGH TO PERIOD 24-Dec-2023)

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc.	CHANGE ORDER NUMBER: CO-00088 DATE OF CHANGE ORDER: 01-Mar-2022 DATE OF AGREEMENT: 02-Feb-2024
The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.    In accordance with Sections 11.1 and 11.2(D) of Schedule A-1 (“Scope of Work”) of the Agreement, this Change Order;

1.1    Increases the Contract Price to reflect the additional [***] hours expended throughout 2023 (to period 24-Dec-2023) to support Owner with the application, coordination and compliance with FERC and PHMSA (DOT) Owner permits; and;

1.2    For context, as of 24-Dec-2023, such support (Contractor’s hours) totals [***] hours, therefore exceeding the [***] hours allocated for such support.

2.    For detailed description of activities by month see Attachment 1.

3.    The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

4.    Schedule C-1 Aggregate Labor and Skills Price Monthly Payment Schedule of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit 1 of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was ………………………………………………………………......	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00087)……….……......	$347,633,966
3. The Contract Price prior to this Change Order was ………………………………………..............	$5,831,633,966
4. The Aggregate Equipment Price will be (unchanged) by this Change Order in the amount of........	$0
5. The Aggregate Labor and Skills Price will be (increased) by this Change Order in the amount of	[***]
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of ……………………………………………………………………………………....	$0
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..…………………………………………………………………………..............	$0
8. The new Contract Price including this Change Order will be ……………………….......................	$5,832,191,832

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes; see Exhibit 1 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Basis of Design: N/A
Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ SS Contractor /s/ MV Owner

[B] ~~This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: _______ Contractor _________ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By: /s/ Mike VanderMate

Name: Mike VanderMate

Title: SVP Engineering & Construction

BECHTEL ENERGY INC.

By: /s/ Steve Smith

Name: Steve Smith

Title: Senior Project Manager and Senior Vice President

CHANGE ORDER

30PK-3301A/B/C FIREWATER PUMP PROTECTION - BLAST ANALYSIS, DESIGN AND CALCULATION REPORT

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc.	CHANGE ORDER NUMBER: CO-00089 DATE OF AGREEMENT: 01-Mar-2022 DATE OF CHANGE ORDER: 07-May-2024

The Agreement between the Parties listed above is changed as follows:

1.    In accordance with Section 6.1 of the Agreement (“Owner’s Right to Change Order”) and as requested by Owner’s teams, Contractor’s scope is revised as follows:

1.1    Contractor will provide a third party-developed blast analysis, design and calculation report determining solutions to protect firewater pump packages 30PK-3301A/B/C from blast pressure of 2.00 psi with a duration 63 milliseconds (herein “Study”);

1.2    A draft Study deliverable will be provided no later than seven (7) weeks from execution of this change order; and

1.3    For context, this Study responds to Blue Engineering (Owner’s consultant) updated recommendations.

2.    This is a feasibility study, only, and therefore the cost and schedule impact of implementing any solutions are currently unknown and excluded and will be provided under separate proposal should Owner wish to move forward.

3.    The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

4.    Schedule C-1 Aggregate Labor and Skills Price Monthly Payment Schedule of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit 1 of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was ………………………………………………………………….…..	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00088)…..……………….	$348,191,832
3. The Contract Price prior to this Change Order was ………………………………………………......	$5,832,191,832
4. The Aggregate Equipment Price will be (unchanged) by this Change Order in the amount of ............	$0
5. The Aggregate Labor and Skills Price will be (increased) by this Change Order in the amount of....	[***]
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of …………………………………………………………………………………………....	$0
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..…………………………………………………………………………................	$0
8. The new Contract Price including this Change Order will be …………………………………….....	$5,832,308,642

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes; see Exhibit 1 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Basis of Design: N/A
Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: _/s/ SS_ Contractor /s/ MV Owner

[B] ~~This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: _______ Contractor _________ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By: /s/ Mike VanderMate

Name: Mike VanderMate

Title: SVP, Engineering & Construction

BECHTEL ENERGY INC.

By: /s/ Steve Smith

Name: Steve Smith

Title: Sr. Project Manager and Senior Vice President